Exhibit 10.13

SPIRIT FINANCE CORPORATION

REDFORD HOLDCO, LLC

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of November 9, 2011, by and among Spirit Finance Corporation (the “Company”), Redford Holdco, LLC (“Holdco”), and Pete Mavoides (the “Employee”).

W I T N E S S E T H:

WHEREAS, the Company, Holdco and the Employee entered into an Employment Agreement dated as of September 13, 2011 and amended on October 1, 2011 (as amended, the “Agreement”); and

WHEREAS, pursuant to Section 4(b) of the Agreement, the Employee is entitled to a grant of restricted non-incentive units of Holdco (“Units”) equal in size to the number of Units having a fair market value of $1,000,000 as of the Effective Date (as defined in the Agreement) as determined by the Holdco Board in its good-faith discretion in consultation with the Employee;

WHEREAS, Holdco has engaged a third-party appraiser to determine such fair market value;

WHEREAS, the Company, Holdco and the Employee acknowledge that the third-party appraisal has not yet been completed; and

WHEREAS, the Company, Holdco and the Employee desire to amend certain terms and conditions of the Agreement to permit Holdco to grant the Units following completion of the third-party appraisal.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, the Company, Holdco and the Employee hereby agree as follows:

1. Amendment. The first clause of Section 4(b) of the Agreement that reads “ On or before November 15, 2011,” is hereby amended and restated to read as follows:

“On or before December 15, 2011,”

2. Affirmation. This Amendment is to be read and construed with the Agreement as constituting one and the same agreement. Except as specifically modified by this Amendment, all remaining provisions, terms and conditions of the Agreement shall remain in full force and effect.

3. Defined Terms. All terms not herein defined shall have the meanings ascribed to them in the Agreement.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have signed this Amendment on the date first above written.

SPIRIT FINANCE CORPORATION

By:	/s/ Thomas H. Nolan, Jr.
Name:	Thomas H. Nolan, Jr.
Title:	CEO

REDFORD HOLDCO, LLC

By:	/s/ Thomas H. Nolan, Jr.
Name:	Thomas H. Nolan, Jr.
Title:	CEO

EMPLOYEE

/s/ Peter M. Mavoides

Signature Page to Amendment No. 2 to Employment Agreement